Exhibit 10.1

AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT

This AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT (the “Second Amendment”) entered into as of May 3, 2016 (“Effective Date”), by LIFELOGGER TECHNOLOGIES CORP., a Nevada corporation (the “Company”), on the one hand, and PIXORIAL, INC., a Colorado corporation (“Pixorial”), and ANDRES ESPINIERA (“Andres”), on the other. Each of the Company, Pixorial and Andres may also be referred to herein as a “Party, and, collectively, as the “Parties.”

WITNESSETH

WHEREAS, the Parties entered into that certain Asset Purchase Agreement dated November 10, 2015 (the “Agreement”).

WHEREAS, the Parties entered into the First Amendment to Asset Purchase Agreement that certain Asset Purchase Agreement dated March 30, 2016 (the “First Amendment”). The Agreement and the First Amendment are collectively referred to as the “Agreement”.

WHEREAS, the Parties wish to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the agreements contained in this Second Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, hereby agree as follows:

1. Amendment. Article 3., Closing, Section 3.1, Closing, is hereby amended to read as follows:

3.1 Closing. The closing (the “Closing” or “Closing Date”) of the transactions contemplated by this Agreement shall take place no later than June 15, 2016 at such place designated by the Company subject to the satisfaction of all conditions precedent described in Sections 8 and 9 hereof.

2. This Second Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Agreement. All initial capitalized terms used in this Second Amendment shall have the same meaning as set forth in the Agreement unless otherwise provided. Except as specifically modified hereby, all of the provisions of the Agreement which are not in conflict with the terms of the Second Amendment shall remain in full force and effect.

3. IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

Lifelogger Technologies Corp.		Pixorial, Inc.
a Nevada corporation		a Colorado corporation

By:	/s/ Stewart Garner	By:	/s/ Andres Espineira
	Stewart Garner	Name:	Andres Espineira
	Chief Executive Officer	Title:	CEO

/s/ Andres Espineira
Andres Espineira